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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           ---------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 10, 1998


                           AAMES FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in Its Charter)


Delaware                                 0-19604             95-340340
(State or Other Jurisdiction            (Commission          (IRS Employer
     of Incorporation)                  File Number)         Identification No.)



                       350 South Grand Avenue, 52nd Floor
                          Los Angeles, California 90071
                    (Address of Principal Executive Offices)



                                 (213) 210-5000
              (Registrant's Telephone Number, Including Area Code)


                                       NA
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS

                  On March 11, 1998, Registrant's wholly owned subsidiary, Aames Capital Corporation, entered into a Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans with Lehman Commercial Paper Inc. A copy of such Agreement is attached to this Form 8-K as Exhibit 10.1.

                  Reference is made to the press releases of Registrant issued on March 10, 1998 and March 19, 1998, which contain information meeting the requirements of this Item 5 and are incorporated herein by this reference. Copies of the press releases are attached to this Form 8-K as Exhibits 99.1 and 99.2.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AAMES FINANCIAL CORPORATION


Dated:  March 25, 1998                   By: /s/ Barbara S. Polsky
                                             -----------------------------
                                         Barbara S. Polsky
                                         Executive Vice President,
                                         General Counsel and Secretary






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                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------
   10.1           Master Repurchase Agreement Governing Purchases and Sales of
                  Mortgage Loans dated as of March 11, 1998 between Aames
                  Capital Corporation and Lehman Commercial Paper Inc.

   99.1           Press release issued March 9, 1998

   99.2           Press release issued March 19, 1998





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